Exhibit 99.1

Moore-McNeil, LLC 2002 Richard Jones Road Suite A-307 Nashville, TN 37215 W moore-mcneil.com

August 10, 2017

Hannon Armstrong Capital, LLC

HASI SYB 2017-1 LLC

1906 Towne Centre Blvd. Ste. 370

Annapolis, MD 21401

Re: HASI SYB 2017-1, Moore McNeil Findings and Conclusions

We have reviewed project leases and insurance certificates that were provided by Hannon Armstrong Capital, LLC (“Sponsor”) for the portfolio of 57 solar projects in HASI SYB 2017-1, as summarized in tables below.

Location	# Projects
CA	43
NY	3
Other	11

Size MW(AC)	# Projects
<50.0	49
50.0 - 99.9	4
>=100.0	4

We have found the insurance coverage as evidenced by the certificates of insurance provided to be materially compliant with the insurance requirements of the project leases provided. We can state after reviewing the policies insuring the projects that the insurance policies for most of the projects are above industry standards for projects of similar size and scope.

Respectfully submitted,

MOORE-MCNEIL, LLC